As filed with the U.S. Securities and Exchange Commission on March 27, 2019
File No. 333-170422
811-22492
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	17	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	20	[X]

(Check appropriate box or boxes)

MainGate Trust
(Exact name of Registrant as Specified in Charter)

6075 Poplar Ave., Suite 720
Memphis, TN 38119
(Address of Principal Executive Offices)

 (Registrant's Telephone Number, including Area Code) - (901) 537-1866

Geoffrey P. Mavar
MainGate Trust
6075 Poplar Ave., Suite 720
Memphis, TN 38119
(Name and address of agent for Service)

With copies to:

Dee Anne Sjögren
Thompson Coburn LLP
One US Bank Plaza
St. Louis, Missouri 63101
(314) 552-6295

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ x ]	on March 31, 2019 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

Explanatory Note:  This Post-Effective Amendment No. 17 to the Registration Statement of MainGate Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal period ended November 30, 2018.

PROSPECTUS
March 31, 2019
Class A (AMLPX)
Class C (MLCPX)
Class I (IMLPX)

6075 Poplar Avenue Suite 720 Memphis, TN 38119	1-855-MLP-FUND (1-855-657-3863) www.maingatefunds.com
Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  See “Principal Strategies” and “Principal Risks.”

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-855-657-3863 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge.  You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-855-657-3863 to let the Fund know of your request.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Table of Content - Prospectus

SUMMARY SECTION

Investment Objective

The investment objective of the MainGate MLP Fund (the “Fund”) is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Class A shareholders who invest, or agree to invest in the future, at least $50,000 in the Fund may qualify for sales charge discounts. More information about these and other discounts is available from your financial professional and in “Account Information—How to Buy Shares,” beginning on page 23 of the Fund’s Prospectus, and in the Appendix to this Prospectus.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or redemption price)[1]	1.00%	1.00%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fee	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.16%	0.16%	0.16%
Deferred Income Tax Expense[2]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.66%	2.41%	1.41%

1 Applies to Class A purchases of $1,000,000 or more where no sales charge was paid that are subsequently redeemed within 18 months of purchase and Class C purchases that are subsequently redeemed within 12 months.

2 The Fund is treated as a regular “C” corporation for U.S. federal income tax purposes.  Therefore, the Fund accrues income tax expense/(benefit), which represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio.  The Fund’s accrued deferred tax liability, if any, is reflected in its net asset value per share on a daily basis.  An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance.  An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year.  As of the end of the prior fiscal year, the Fund did not accrue a current tax expense or benefit due to a valuation allowance.

Table of Content - Prospectus

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expense remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$734	$1,068	$1,425	$2,427
Class C Shares	$344	$751	$1,285	$2,746
Class C Shares (no redemption)	$244	$751	$1,285	$2,746
Class I Shares	$144	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance.  During its most recent fiscal year, the Fund’s portfolio turnover rate was 44.57% of the average value of its portfolio.

Principal Strategies

The Fund seeks to generate total return, comprised of capital appreciation and income, by investing in master limited partnership (“MLP”) interests.  The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in MLP interests under normal circumstances. MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, MLPs are able to trade on national securities exchanges like the shares of a corporation, without entity level taxation.  MLPs typically distribute income quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  Because the Fund invests primarily in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state income taxes.

Under normal circumstances, the Fund concentrates its investments in MLPs in the energy sector.  The Fund typically invests in MLP interests that derive their revenues primarily from energy infrastructure assets or energy-related assets or activities, including: (i) energy-related logistical assets, including the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal; (ii) businesses primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; (iii) businesses that process, treat, and refine natural gas liquids and crude oil; and (iv) businesses engaged in owning, managing, and transporting alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel.

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When selecting MLP investments for the Fund’s portfolio, the Fund’s adviser focuses on those that it believes own attractive businesses, with securities that are priced reasonably and that offer a balance of income and growth opportunities.  The adviser looks for securities that exhibit potential for earnings and cash flow growth, book or replacement values, distribution yields, and potential returns on invested capital relative to the current market prices that it deems attractive.  In evaluating potential investments, the adviser also considers a broad range of other factors, such as a company’s position in its industry or sector, internal growth prospects, its pricing flexibility, possible changes in its operating environment, and management’s own equity interest.  The adviser specifically focuses on MLP interests that it deems attractive in the current market based on the following considerations:

▪
MLPs often have stable distributions and attractive growth profiles.  The adviser seeks MLPs that continue their record of achieving earnings growth through operational expansion, rate increases, and acquisitions.

▪
MLPs in certain industries that operate strategically important assets typically generate stable, predictable cash flows.  For example, certain MLPs operate midstream energy assets that provide the core infrastructure for delivery of energy products to consumers, such as the pipeline delivery of petroleum products.  The adviser believes that these MLPs are positioned to generate stable cash flows throughout economic cycles due to the inelastic nature of demand for energy.

▪
High barriers to entry.  The adviser favors MLPs with substantial asset bases and significant operations, which may enjoy a competitive advantage over other entities seeking to enter the midstream energy sector, due to high start-up costs and other barriers to entry.

▪
Inefficient market.  Because of a lack of broad institutional ownership and frequently thin retail trading, the liquidity in many MLP securities historically has been limited.  The adviser believes that due to this limited focus, the market for MLPs can experience inefficiencies which the adviser will seek to exploit.

Although the adviser favors MLPs with substantial asset bases and significant operations, the Fund may invest in MLPs of any market capitalization without limit.

             MLP Interests.  MLP interests in which the Fund may invest consist of common units issued by MLPs (including MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs)), MLP general partner or managing member interests, MLP I-Shares, shares of companies that own MLP general partner or managing member interests and other securities representing indirect beneficial ownership interests in MLPs, and shares of companies that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations.

Other Investments.  While the Fund will invest primarily in MLP interests, the Fund may invest up to 20% of its assets in other investments, including equity securities of U.S. and foreign companies primarily engaged in the energy sector. The Fund may invest up to 20% of its assets in foreign securities, such as foreign companies primarily engaged in the energy sector and Canadian income and royalty trusts.  Income and royalty trusts are publicly traded vehicles that gather income on royalties and pay out most of the cash flows to shareholders as distributions.  They are similar, in some respect, to MLPs and have similar risks.  The Fund may invest in foreign securities represented by American Depositary Receipts, which are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by U.S. depositary banks and that generally trade on an established market in the United States.

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The Fund may purchase and sell exchange-listed put and call options on MLPs and on various MLP indices.  These derivative  transactions may be used in an attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes,  or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Derivative transactions may also be used to enhance potential gain.  The use of derivative transactions is a function of numerous variables including market conditions.  The ability of the Fund to utilize these techniques successfully will depend on the adviser’s ability to predict market movements, which cannot be assured.

Sell Discipline.   The adviser believes in buying MLPs that will produce favorable results over the long-term and, therefore, the Fund does not intend to purchase or sell securities for short-term trading purposes.  However, there is no limit on the adviser’s ability to engage in short-term transactions and the adviser may sell an MLP interest without regard to portfolio turnover if the adviser identifies other investments it deems more attractive than current holdings, if the security achieves the adviser’s target valuation, if the MLP investment experiences an adverse development or a change in management or management philosophy, when the advisor determines that its expectations and those of the market are mismatched, or for temporary defensive purposes. Active trading by the adviser could result in high portfolio turnover.

         Non-Diversified Fund.  The Fund is not diversified, which means that its investment results may be dependent upon the results of fewer investments than other mutual funds that are diversified.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

•
MLP Risk.  Investments in MLP interests involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.   MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.  See “MLP Tax Risks” below.

Table of Content - Prospectus

●
Concentration Risk.  The Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to adverse economic, environmental, business, regulatory and other risks affecting that sector.

•
Energy Sector Risk.   Energy sector companies are highly sensitive to events relating to international politics, governmental regulatory policies, including energy conservation and tax policies, fluctuations in supply and demand, environmental liabilities, threats of terrorism and to changes in exchange rates or interest rates. When the Fund invests in MLPs that operate energy-related businesses, its return on investment will be highly dependent on energy prices, which can be highly volatile.  MLPs that operate energy sector companies also can be affected by supply and demand for oil and gas, costs relating to exploration and production and the success of such explorations, access to capital, as well as by general economic conditions. Weak demand for energy products and services in general, as well as negative developments in world markets, would adversely impact the Fund’s value. The supply of energy and the profitability of energy sector companies can be significantly affected by extreme weather, by natural disasters and by depletion of underlying oil and gas reserves.  Energy sector companies are subject to substantial government regulation and changes in government regulations may affect the profitability of such companies. Costs of compliance or remediation of environmental damages incurred by energy sector companies may not be recoverable and may increase over time if stricter environmental laws are enacted.  The Fund selects its investments in MLPs from the current small pool of issuers and, thus, demand for investment opportunities in MLPs that operate energy-related businesses may exceed the supply, which could make it difficult to operate the Fund.

•
Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The equity securities purchased by the Fund may involve large price swings and potential for loss.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•
Management Risk. The Adviser’s judgments about the attractiveness, growth prospects and value of a particular MLP interest in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

•
Commodities Risk. Investments by MLPs in steel, metal, and other commodities may subject the Fund to greater volatility. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements (such as changes in the demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates or inflation rates, changes in investor expectations concerning interest rates or inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds. When the Fund invests in foreign oil royalty trusts, it will also be subject to these risks.

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●	MLP Tax Risks.
o
MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

o
The portion, if any, of a distribution received by the Fund as the holder of an MLP interest that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP interest, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP interest by the Fund. The final portion of the distributions received by the Fund from underlying MLPs that are considered return of capital will not be known until the Fund receives Schedules K-1 from all of its MLP investments.

•	Fund Tax Risks.
o
The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state income taxes.  Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.

•	Deferred Tax Assets and Liabilities Risk; Potential NAV Decline
o
In calculating the Fund’s daily net asset value (“NAV”) in accordance with generally accepted accounting principles, the Fund accounts for its deferred tax liability and/or asset balances.  The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with any capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be a return of capital and for any net operating gains.  Any deferred tax liability balance will reduce the Fund’s NAV.  Upon the Fund’s sale of an MLP, the Fund will be liable for previously deferred taxes.  If the Fund is required to sell MLPs to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

o
The Fund may accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the Fund’s NAV.  To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset.  The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

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o
The Fund’s deferred tax liability and/or asset balances are estimated based on effective tax rates expected to apply to taxable income in the years such balances are realized.  The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.   From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available.  Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

o
A portion of the Fund’s distributions to shareholders may be treated as a return of capital and would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the Fund’s shares, which would cause gains to be higher, or losses to be lower, upon the sale of shares by the shareholder.

•
Strategy Risk.  The Fund’s strategy of investing primarily in MLP interests and electing to be taxed as a regular corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated accounting, tax, NAV and valuation issues that may cause the Fund to differ significantly from most other open-end registered investment companies.  This may result in unexpected and potentially significant accounting, tax and valuation consequence for the Fund and its shareholders.  In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach.  This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

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●
Liquidity Risk.  Although certain MLP interests trade on national securities exchanges, some MLP interests may trade less frequently than those of larger companies due to their smaller capitalizations. In the event that certain MLP interests experience limited trading volumes, the prices of such MLP interests may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such MLP interests without an unfavorable impact on prevailing market prices. As a result, MLP interests may be difficult to dispose of at a favorable price or time. The Fund may lose money if it is forced to sell these investments to meet redemption requests or for other reasons. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to shareholders.

•
Issuer Risk.  The value of an MLP interest may decline for a number of reasons which directly relate to the issuer, such as management performance, lack of affordable or available financing (or inability to refinance), financial leverage and reduced demand for the issuer’s products or services.

•
Foreign Securities Risks.  Investing in securities of foreign issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. When the Fund invests in foreign oil royalty trusts, in addition to the risks described above, it will also be exposed to commodity risk and reserve risk, as well as operating risk associated with those trusts.

•
Small- and Mid-Cap Risk.  MLPs and energy sector companies in which the Fund may invest may have small- or mid-sized market capitalizations.  Investing in the securities of small- or mid-cap companies, some of which may have a market capitalization of less than $1 billion, presents particular investment risks.  These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments.  MLPs with small- and mid- capitalizations are often more volatile and less liquid than investments in larger MLPs.  Small- and mid-cap MLPs may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•
Non-Diversification Risk.  The Fund is non-diversified and can invest a greater portion of its assets in a more limited number of issuers or a single issuer than a diversified fund.  As a result, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

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Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad-based securities index.  The returns in the bar chart and best/worst quarter are for Class I shares. The returns for other classes will vary due to differences in sales charges and operating expenses.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund’s website at www.MainGateFunds.com or by calling 1-855-657-3863.

Annual total returns for Class I shares
as of December 31st

*For the period February 17, 2011 (commencement of operations) through December 31, 2011.

Highest Quarterly Return: Quarter ended 06/30/2016 20.36%
Lowest Quarterly Return: Quarter ended 09/30/2015 -24.20%

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Average Annual Total Return as of December 31, 2018

	1 Year	5 Years	Since Inception
Class I Shares (inception date: 2/17/2011)
Return Before Taxes	-22.12%	-6.47%	0.38%
Return After Taxes on Distributions	-22.12%	-6.50%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares*	-13.10%	-4.72%	0.29%
Class A Shares (inception date: 2/17/2011)
Return Before Taxes	-26.77%	-7.80%	-0.62%
Class C Shares (inception date: 3/31/2014)
Return Before Taxes	-23.58%	N/A**	-8.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	10.58% (Class A&I) 8.54% (Class C)
* In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
**Because the inception date of Class C shares is March 31, 2014, 5-year average annual total return information for Class C shares is not yet available.

After-tax returns are calculated using the historical highest federal marginal income tax rates on individuals and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Class I shares only and will vary for other classes.  Unlike the returns in the bar chart above, the returns in the table reflect the maximum applicable sales charge.

Portfolio Management

Investment Adviser – Chickasaw Capital Management LLC

Portfolio Managers – The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since February 2011:

Matthew G. Mead	Principal
Geoffrey P. Mavar	Principal
David N. Fleischer, CFA	Principal

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Purchase and Sale of Fund Shares

Minimum Initial Investment $2,500 for Class A shares $2,500 for Class C shares $1,000,000 for Class I shares	Minimum Subsequent Investments $100 for Class A shares $100 for Class C shares $10,000 for Class I shares
To Place Buy or Sell Orders: U.S. Mail: MainGate MLP Fund c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: MainGate MLP Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
By Phone: 1-855-MLP-FUND (1-855-657-3863)

You may sell or redeem shares through your dealer or financial adviser.  Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions generally will be taxable to you as dividend income (to the extent of your allocable share of the Fund’s current or accumulated earnings and profits) or as capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Additional Information about Principal Investment Strategies of the Fund

Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.  Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state income taxes.

The adviser specifically focuses on MLP interests that it deems attractive in the current market based on the following considerations:

▪
MLPs often have stable distributions and attractive growth profiles.  The adviser seeks MLPs that continue their record of achieving earnings growth through operational expansion, rate increases, and acquisitions.  Over the past several years many of the major oil companies have divested midstream energy assets, providing an opportunity for MLPs to acquire these assets at attractive valuations. Divestitures may continue and may facilitate further attractive acquisition opportunities for MLPs.  Since MLPs tend to distribute most of their available cash to unit holders, the adviser believes that distributions should increase to the extent that MLPs increase their earnings.

▪
MLPs in certain industries that operate strategically important assets typically generate stable, predictable cash flows.  For example, certain MLPs operate midstream energy assets that provide the core infrastructure for delivery of energy products to consumers, such as the pipeline delivery of petroleum products.  The adviser believes that due to the fee-based nature of certain MLPs, unrelated to commodity prices, and the long-term importance of their midstream energy assets, these MLPs are positioned to generate stable cash flows throughout economic cycles due to the inelastic nature of demand. MLP product pipelines tend to be regulated by federal and state authorities to ensure that rates are fair, and may include inflationary rate increases which provide an environment for highly predictable cash flows.

▪
High barriers to entry.  The adviser favors MLPs with larger asset bases and significant operations, which may enjoy a competitive advantage over other entities seeking to enter the sector. Because of the difficulty in creating new rights-of-way, particularly in densely populated regions, the relatively lower cost of expansion projects on existing systems and the high cost of constructing midstream energy assets, as well as the difficulty of developing the expertise necessary to comply with the regulations governing the operation of such assets, the barriers to enter the midstream energy sector are high.

▪
Inefficient market.  Because of a lack of broad institutional ownership and in-depth research, the market for MLPs often is inefficient, an opportunity which the Fund will seek to exploit.  Historically, there has been a lack of MLP ownership for many institutional investors. Because MLPs often generate unrelated business taxable income, tax-exempt investors such as pension plans, endowments, employee benefit plans, and individual retirement accounts have not traditionally been MLP investors.  MLPs are held predominantly by taxable U.S. retail investors. Because of the perceived tax-reporting burdens and complexities associated with MLP investments, MLPs have historically appealed only to certain retail investors.  The adviser believes that due to this limited focus, the market for MLPs can experience inefficiencies which the adviser will seek to exploit.

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            To be taxed as a partnership, and not a corporation, a MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. An MLP’s general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP.  The general partner generally is entitled to incentive and other distributions from the MLP substantially in excess of its 2% equity interest, plus, in many cases, the general partner also owns common units and subordinated units of the MLP. The limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Although the adviser favors MLPs with substantial asset bases and significant operations, the Fund may invest in MLPs of any market capitalization without limit.  Small- and mid-cap MLPs often are more volatile and less liquid than investments in larger MLPs, and more vulnerable to adverse general market or economic developments, which could increase the volatility of the Fund’s portfolio.

The adviser intends to effect portfolio transactions that are longer term in nature but, on occasion, may engage in shorter term transactions with a significant portion of the Fund’s portfolio.  Accordingly, the turnover rate for the Fund’s portfolio may at times exceed that of other investment companies.

  Other Investments.  While the Fund will invest primarily in MLP interests, the Fund may invest up to 20% of its assets in other investments, including equity securities of U.S. and foreign companies primarily engaged in the energy sector. Other investments may include common stocks, preferred and convertible preferred securities, stock warrants and rights; business and income trusts; derivatives; and cash and cash equivalents, such as money-market instruments, including obligations of the U.S. government, its agencies or instrumentalities. The Fund may invest up to 20% of its assets in foreign securities, such as foreign companies primarily engaged in the energy sector and Canadian income and royalty trusts.  Income and royalty trusts are publicly traded vehicles that gather income on royalties and pay out most of the cash flows to shareholders as distributions.  They are similar, in some respect, to MLPs and include similar risks.  The Fund may invest in foreign securities represented by American Depositary Receipts, which are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by U.S. depositary banks and generally trade on an established market in the United States. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities.

When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing its principal investment strategies and may not achieve its investment objective.

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The Fund may sell a portfolio holding if the adviser identifies other investments it deems more attractive than current holdings, if the security achieves the adviser’s target valuation, if the MLP investment experiences an adverse development or a change in management or management philosophy, or when the adviser determines that its expectations and those of the market are mismatched.

Additional Information about Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

•	MLP Risk. Investments in MLP interests involve risks that differ from investments in common stock.
o
Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unitholders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.

o
MLPs are controlled by their general partners, which generally have conflicts of interest and contractually may limit their fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLP’s, or require the MLP to indemnify the general partner for its own actions absent gross negligence, willful misfeasance or fraud by the general partner. These conflicts of interest and indemnification payments would reduce the assets of the MLP and their ability to make distributions to unitholders such as the Fund.

o	General partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price.
o	MLPs may issue additional common units without unitholder approval, which would dilute existing unitholders’, including the Fund’s, ownership interest.
o
The Fund derives substantially all of its cash flow from investments in equity securities of MLPs or entities taxed as MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor its adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on an MLP’s level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. Part of the Fund’s investment objective is to generate income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

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o
The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability.  In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.  See “MLP Tax Risks” below.

•
Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the energy sector and, therefore, is more susceptible to adverse economic, environmental, business, regulatory and other risks affecting that sector.

•
Energy Sector Risk.  Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

o
Commodity Price Risk.  Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs generally are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. The adviser seeks to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

o
Commodity Risk.  The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

o
Demand Risk.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as ethanol, hydrogen and bio-fuels.

o
Depletion Risk.  A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.

o
Third-Party Risks.  Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs due to high costs or reduced availability can adversely impact such MLPs.

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o
Capital Risk.  MLPs employ a variety of means of increasing cash flow, including raising capital, increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from lack of capitalization and their specific business strategies. MLPs that require additional capital may be unable to locate sufficient capital on terms that are commercially feasible or advantageous and as a result, the MLP may be required to modify its growth and operating plans.  A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

o
Regulatory Risks.  The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

o
Weather Risk.  Extreme weather patterns, such as hurricanes, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

o
Interest Rates Risks.  A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

o
Terrorism Risk.  Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

o
Environmental Risk.  There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. For example, certain forms of resource harvesting, such as hydraulic fracturing (or “fracking”), are facing allegations from environmentalists and some landowners that the techniques may cause serious environmental harm, which has led to uncertainty about the nature, extent, and costs of future environmental regulation to which these activities may become subject.   MLPs may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes and analogous state laws and regulations impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. Measures to reduce greenhouse gases or other future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. MLPs may be subject to increased environmental regulations and increased liability for environmental contamination, which may be enacted in response to future oil spills.

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Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The equity securities purchased by the Fund may involve large price swings and potential for loss.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•
Management Risk.  The adviser’s skill in choosing appropriate investments for the Fund will play a large part in determining whether the Fund is able to achieve its investment objective. The adviser’s judgments about the attractiveness, growth prospects and value of a particular MLP interest in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. If the adviser’s assessment is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

•
Commodities Risk.  Investments by underlying MLPs in steel, metal, and other commodities may subject the Fund to greater volatility.  The stock prices for companies in the commodities markets may fluctuate widely based on a variety of factors.  These include changes in overall market movements (including demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.  When the Fund invests in foreign oil royalty trusts, it will also be subject to these risks.

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MLP Tax Risks.  Unlike other mutual funds, which are not subject to taxes at the entity level, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income taxes on its taxable income. The Fund’s ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax (as well as state and local income taxes) on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

o
The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and credits from those MLPs regardless of whether they distribute any cash to the Fund. Historically, a significant portion of income from such MLPs has been offset by tax deductions and losses. The Fund will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a rate of 21%) and is subject to state and local income tax by reason of its investments in interests of MLPs.  The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. The portion, if any, of a distribution received by the Fund as the holder of an MLP interest that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund. The final portion of the distributions received by the Fund from MLPs that are considered return of capital will not be known until the Fund receives a Schedule K-1 with respect to each of its MLP investments.

o
The tax treatment of publicly traded partnerships, such as MLPs, could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress from time to time consider substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships, such as MLPs, and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

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●	Deferred Tax, Assets and Liabilities Risks; Potential NAV Decline.
o
The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders of the Fund.

o
Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily NAV in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

o
The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV.  The portion, if any, of a distribution from an MLP interest received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the interest in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes.

o
If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s NAV per share, which would result in an immediate reduction of the Fund’s NAV per share, which could be material.

o
The Fund may accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates by the Fund in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

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o
The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the periodic estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

•
Strategy Risk.  The Fund’s strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated accounting, tax, NAV and valuation issues that may cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and its shareholders.  In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach.  This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

•
Liquidity Risk.  Although certain MLP interests trade on national securities exchanges, some MLP interests may trade less frequently than those of larger companies due to their smaller capitalizations. In the event that certain MLP interests experience limited trading volumes, the prices of such MLP interests may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such MLP interests without an unfavorable impact on prevailing market prices. As a result, MLP interests may be difficult to dispose of at a favorable price or time. The Fund may lose money if forced to sell these investments to meet redemption requests or for other reasons. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

•
Issuer Risk.  The value of an MLP interest may decline for a number of reasons which directly relate to the issuer, such as management performance, lack of affordable or available financing (or inability to refinance), financial leverage and reduced demand for the issuer’s products or services.

•
Foreign Securities Risks.  Investing in securities of foreign issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. When the Fund invests in foreign oil royalty trusts, in addition to the risks described above, it will also be exposed to commodity risk and reserve risk, as well as operating risk associated with those trusts.

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●	Small- and Mid-Cap Company Risk. To the extent the Fund invests in smaller capitalization MLP interests, the Fund will be subject to additional risks. These include:
o	The earnings and prospects of smaller companies are more volatile than larger companies.
o	Smaller companies may experience higher failure rates than do larger companies.
o
The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•
Non-Diversification Risk.  The Fund is non-diversified and can invest a greater portion of its assets in a more limited number of issuers or a single issuer than a diversified fund.  As a result, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.  Because the Fund will not elect to be treated as a regulated investment company under the Code, the Fund may invest a larger proportion of its assets in securities of a single issuer than typically permitted under the Code.

Is the Fund right for you?

The Fund may be suitable for:
•	Long-term investors seeking total return; and
•	Investors willing to accept greater price fluctuations in their investments than the typical equity mutual fund investor.

General

The investment objective of the Fund may be changed without shareholder approval; except that the Fund may not change its policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in MLP interests under normal circumstances without at least 60 days’ prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold up to 100% of its assets in cash or cash equivalents, such as short-term U.S. government securities, money market instruments, securities issued by other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements.  To the extent consistent with the Fund’s principal strategies as described above, including its policy to invest at least 80% of its assets in MLP interests under normal circumstances, the Fund may invest in cash or cash equivalents at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.  To the extent that the Fund engages in these temporary or defensive measures, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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ACCOUNT INFORMATION

How To Buy Shares

Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.  Mailing addresses containing only a P.O. Box will not be accepted.  We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses, but otherwise do not sell Fund shares to investors residing outside the U.S., Puerto Rico, Guam and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, social security number or tax identification number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identities of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please note that your application may be returned, and your account may not be opened, if you fail to provide the required information.

Please contact the transfer agent at 1-855-MLP-FUND (1-855-657-3863) if you need additional assistance when completing your Application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Class A and Class C shares can be purchased directly through the Fund’s distributor or other financial institutions, which may charge transaction fees with respect to your purchase.  Class A and Class C shares require an initial minimum investment of $2,500 and minimum subsequent investments of $100. Class I shares require an initial minimum investment of $1,000,000 and minimum subsequent investments of $10,000.

Class A shares charge a 0.25% of average daily net assets 12b-1 fee and Class C shares charge a 1.00% of average daily net assets 12b-1 fee.  Both Class A and Class C shares are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into an agreement with the Fund’s distributor. Class I shares do not pay any 12b-1 fees.

 You may be eligible to purchase more than one class of shares.  If so, you should compare the fees and expenses applicable to each class and decide which is better for you.  Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with one class than you would with another. In addition, you may be eligible to convert Class A shares to Class I shares at any time if you are eligible to purchase Class I shares.  For information on how to convert your Class A shares, including eligibility requirements, see “Converting to Class I” below.

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The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this prospectus.  If you choose to purchase or redeem shares directly from the Fund, you will not incur transaction charges on purchases or redemptions.  However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.  You should contact your broker-dealer or other financial institution to determine whether that institution is authorized to accept purchase and redemption orders on the Fund’s behalf.

Minimum initial and subsequent purchase amounts may be reduced or waived by the Fund’s Adviser for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in the Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Fund, employees of the Adviser and its affiliates and their family members, investment advisory clients of the Adviser, and current or former Trustees of the Trust and their family members.  Certain financial intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.

The availability of certain initial or deferred sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. The sales charge waivers and discounts described below do not apply to shareholders purchasing Fund shares through any financial intermediary described in the Appendix to this Prospectus. Please refer to the Appendix for additional information. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Financial intermediaries may have different policies regarding the availability of front-end sales load waivers and discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Class A Shares

Front End Sales Charge. The following table shows the front-end sales charges for Class A Shares based on the amount invested in Class A Shares. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below:

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Total Amount Invested	Sales Charge as a % of Offering Price*	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price**
Less than $50,000	5.75%	6.10%	5.75%
$50,000 but less than $100,000	4.75%	4.99%	4.75%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1 million	2.00%	2.04%	2.00%
$1 million or more	None	None	None***

*Offering price is the NAV of the Class A shares plus the applicable sales charge.

            ** The Dealer Reallowance is the amount paid to the financial intermediary responsible for the sale of the Fund’s shares.

            ***As described elsewhere in this Prospectus, the Fund’s adviser may pay a one-time finder’s fee to financial intermediaries who initiate or are responsible for purchases of $1 million or more of Class A shares equal to 1.00% of the amount sold.

             The adviser will waive the front-end sales load imposed on Class A shares for the following purchasers: (1) any affiliate of the adviser or any of the Fund’s officers or trustees; (2) registered representatives of any broker-dealer authorized to sell Fund shares; (3) members of the immediate families of any of the foregoing; (4) fee-based investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing on behalf of their customers; (5) retirement, profit-sharing and pension plans that invest $1 million or more or that have more than 100 participants; and (6) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Quasar Distributors, LLC to offer Class A shares through a fund “supermarket” or retail self-directed brokerage account with or without the imposition of a transaction fee.

In addition, within 90 days of redeeming Class A shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge, provided that an initial sales charge was paid on the redeemed Class A shares (or a Class A CDSC, discussed below, was paid when the shares were redeemed).  Reinvestment would be at the NAV of the Class A shares next determined after the Fund’s transfer agent receives the reinvestment order.  Exercising this reinvestment privilege will not alter the federal income tax treatment of capital gains or capital losses realized on the sale of Fund shares.

Contingent Deferred Sales Charge. There is no initial sales charge for purchases of Class A shares of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on redemptions made within 18 months of purchase.

From its own profits and resources, the adviser will pay a finder’s fee of 1.00% of the initial purchase price to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund. In such cases, starting in the nineteenth month after purchase, the authorized dealer will also receive an annual distribution fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. If a CDSC is imposed on shares that are redeemed within 18 months of purchase, all or part of the CDSC may be used to reimburse the adviser for a previously paid finder’s fee.

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The CDSC will be based on the lower of the current NAV or the historical cost of shares (i.e. purchase price), whichever is lower. The CDSC may be waived under certain circumstances, including in instances where an authorized dealer has waived its receipt of the finder’s fee described above.

Information regarding sales loads is not separately available on the Fund’s website because this information is described in this Prospectus as well as the Fund’s Statement of Additional Information, both of which are available on the Fund’s website.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more in Class A Shares of the Fund over a 13-month period, you may reduce your sales charge by signing a non-binding letter of intent. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of the Fund. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your spouse or domestic partner, and your dependent children. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent. Class A Shares equal to 5.75% of the amount of the Letter Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The Fund is not responsible for making this determination. You must notify the transfer agent or your financial intermediary at the time of purchase if a quantity discount is applicable. You may be required to provide the Fund or your financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at approved financial intermediaries. You should retain any records necessary to substantiate the purchase price of your Fund shares, as the Fund and your financial intermediary may not retain this information.

Rights of Accumulation.  You may combine your new purchase of Class A shares with other Class A shares currently owned by you, your spouse or domestic partner, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse or domestic partner and/or your children under age 21 own.  You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

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Converting to Class I:   You may convert your Class A shares to Class I shares if your account is eligible to purchase Class I shares.  To request a conversion, please contact the Fund’s transfer agent at 1-855-MLP-FUND (1-855-657-3863) or mail your request to:

U.S. Mail: MainGate MLP Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight: MainGate MLP Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

If you hold Class A shares through an investment adviser, broker-dealer or other financial intermediary, please contact your financial intermediary to determine whether you may convert to Class I shares and whether any rules or restrictions apply.

If you hold Class A shares through an asset-based fee program, omnibus account, employee benefit plan, or other type of program sponsored by a financial intermediary that is eligible to purchase Class I shares (including because the Fund has waived or lowered the Class I investment minimum with respect to the program), your financial intermediary may, at its discretion, convert your Class A shares to Class I shares.

A conversion from Class A shares to Class I shares is a non-taxable event, and will be effected on the basis of the relative net asset values of the two classes without the imposition of any fees.

Intermediary-Defined Sales Charge Waiver Policies. Certain intermediaries may provide different waivers or discounts.  These waivers and/or discounts and the applicable intermediaries are described in the Appendix to this prospectus.

Class C Shares

Contingent Deferred Sales Charge. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within twelve months of purchase. The CDSC is assessed on an amount equal to the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed, whichever is lower. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In addition, no CDSC is assessed on Class C Shares derived from reinvestment of dividends or capital gain dividends. To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.  You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and your financial intermediary may not retain this information.

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The Fund may waive the imposition of a CDSC on redemption of Class C Shares under certain circumstances and conditions, including without limitation, the following:

(i) redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and

(ii)      required minimum distributions from a tax-deferred retirement plan or an IRA as required under the Code.

Shareholders who think they may be eligible for a CDSC waiver should contact the Transfer Agent or their financial intermediary. A shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.

Intermediary-Defined Sales Charge Waiver Policies. Certain intermediaries may provide different waivers or discounts.  These waivers and/or discounts and the applicable intermediaries are described in the Appendix to this prospectus.

Class I Shares

Class I Shares may be purchased without the imposition of any front-end sales charge or CDSC, and without any distribution (12b-1) fee or service fee.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form;
•	a personal check with name pre-printed (subject to the minimum amounts) made payable to MainGate MLP Fund; and
•	an indication of whether Class A, Class C or Class I shares are to be purchased.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post-dated checks or any conditional order or payment.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

Mail the application and check to:

U.S. Mail: MainGate MLP Fund c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: MainGate MLP Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications, orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase applications, orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire - If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
MainGate MLP Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment.  Your share price will be the NAV (plus any applicable sales charge) next calculated after the transfer agent or your financial intermediary receives your request in good order. “Good Order” means that your purchase request includes:

•	The name of the Fund,
•	The dollar amount of shares to be purchased,
•	Your purchase application or investment stub, and
•	A check or wire payable to the Fund.

All requests received in good order before 4:00 p.m. Eastern time on a day that the Fund calculates its NAV will be processed at the NAV, plus any applicable sales charge, calculated on that day.  Requests received after 4:00 p.m. Eastern time will receive the applicable price calculated on the next business day.

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If you are making a subsequent purchase by wire, your bank should wire funds as indicated above.  Before each wire purchase, you should notify the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase

Investors may purchase additional shares of the Fund by calling 1-855-MLP-FUND (1-855-657-3863). If you did not decline telephone options on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase by telephone. If your order is received before 4 p.m. Eastern time on a day that the Fund calculates its NAV, your shares will be purchased at the NAV, plus any applicable sales charge, calculated on that day.

Automatic Investment Plan

Once your account has been opened with the initial investment minimum, you may make additional purchases at regular intervals through the Automatic Investment Plan.  This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis.  In order to participate in the Plan, each additional purchase must meet the required minimum subsequent investment amount for the applicable class, and your financial institution must be a member of the Automated Clearing House (ACH) network.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-855-MLP-FUND (1-855-657-3863) if you have questions.  Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.

Systematic Withdrawal Plan

If you own shares with a value of $10,000 or more in Class A or Class C, or $5,000,000 or more in Class I, you may participate in the Systematic Withdrawal Plan (SWP).  The SWP allows you to make automatic withdrawals from your account at regular intervals (monthly, quarterly or annually).  Proceeds can be mailed via check to the address of record, or sent via electronic funds transfer though the ACH system to your bank account if your bank is an ACH system member.  If the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day.  Money will be transferred from your Fund account to the account you chose at the interval you select on the Application.  If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the SWP because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.  The Fund may waive or lower SWP account minimums for certain types of investors. There is no minimum on systematic withdrawals.  Any request to change or terminate your SWP can be made by sending a written request or by telephone. The request should be submitted to the transfer agent 5 days prior to the effective date.

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Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.  Please contact Shareholder Services at 1-855-MLP-FUND (1-855-657-3863) for information regarding opening an IRA or other retirement account.  Please consult with an attorney or tax adviser regarding these plans.  The adviser has chosen to pay the custodial fees for IRAs.  However, the Fund reserves the right to charge shareholders for this service in the future.

Distribution Plans

The Fund has adopted compensation plans under Rule 12b-1 with respect to Class A and Class C shares pursuant to which the Fund pays a fee of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares to the Fund’s adviser or any broker-dealer or financial institution to help defray the cost of distributing or servicing Class A or Class C shareholders, including sales and marketing expenses.  These fees will, over time, reduce the net investment results of Class A or Class C shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.  For example, the higher 12b-1 fee for Class C shares may cost you more over time than paying the initial sales charge for Class A shares.  Class I shares, for shareholders who meet the investment minimum, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person.  If your check, payment via electronic funds transfer, or wire does not clear, you will be responsible for any loss incurred by the Fund.  You may be prohibited or restricted from making future purchases in the Fund.  Checks must be made payable to the Fund.  The Fund and its transfer agent may refuse any purchase order for any reason.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  Investors should contact their broker-dealer or other financial institution, or call the Fund’s toll-free number, to determine whether a broker-dealer or other financial institution is authorized to accept purchase and redemption orders on the Fund’s behalf.  The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the applicable price next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

 Lost Shareholders, Inactive Accounts, and Unclaimed Property

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.  You may contact the Fund at 1-855-MLP-FUND (1-855-657-3863) periodically to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Transfer Agent at 1-855-MLP-FUND (1-855-657-3863) to complete a Texas Designation of Representative form.

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How To Redeem Shares

You may receive redemption payments by check, federal wire transfer to your pre-established bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network using the bank instructions previously established for your account. Redemption proceeds will typically be sent on the business day following your redemption but no later than the seventh calendar day after receipt of the redemption request by U.S. Bancorp Fund Services, LLC. If any portion of the shares to be redeemed represents an investment made by check or by electronic funds transfer through the ACH network, the Fund may delay payment of redemption proceeds until the transfer agent is reasonably satisfied that the purchase amount has been collected. This may take up to seven business days from the purchase date.  Wires are subject to a $15 fee.  Wire fees are deducted from proceeds only in the event of complete or share specific liquidations. In the case of dollar specific redemptions, fees will be deducted above and beyond redemption proceeds. In the case of dollar certain redemptions, fees will be deducted from the remaining account balance.  There is no charge to have proceeds sent via ACH.  Credit for proceeds sent by ACH is usually available within 2 to 3 days.  The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

The Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio assets to meet redemption requests, both regularly and in stressed market conditions. Supplementally, the Fund may also meet redemption requests through short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank. In addition, the Fund has the ability to redeem in-kind in certain circumstances, as described above.

By Mail

You may request a redemption in any amount by mail.  Your request should be addressed to:

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U.S. Mail: MainGate MLP Fund c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: MainGate MLP Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications, orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase applications, orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

You may request a redemption by providing a letter of instruction, including your name, the name of the Fund, the account number, and the share or dollar amount to be redeemed.  Your letter should be signed by all owner(s) on the account and with signature guarantees, if applicable. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your request less any applicable CDSC.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner will be required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days; and
•	For all redemptions in excess of $25,000 from any shareholder account.

The Fund reserves the right, at its sole discretion, to waive any signature guarantee requirement.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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By Telephone

Unless telephone options were declined on your account application, you may request a redemption (up to $25,000) in the Fund by calling Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).  If you declined the option and would like to add it at a later date, a letter signed by all account owners with a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  Shares held in IRA or other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).

Fund Policy on Market Timing

The Fund discourages market timing and will not accommodate frequent purchases and redemptions of Fund shares.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $50,000 from making an investment in the Fund for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Fund are required to implement this purchase blocking policy or another policy that the Fund determines is reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases of shares having a value of less than $50,000; retirement plan contributions; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

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Although the Fund is not utilizing a round-trip policy, the Fund’s transfer agent employs procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Fund to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than the policy described above, the Fund has not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Fund will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If the transfer agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities or refuse to process purchase or exchange orders for those accounts. In its discretion, the transfer agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the transfer agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The transfer agent also reserves the right to notify financial intermediaries of a shareholder’s trading activity.

If excessive trading is detected in an omnibus account, the Fund shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Fund determines that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Fund may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to the Fund. The Fund’s policies and procedures are designed to comply with applicable federal rules requiring them to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of fund shares by underlying beneficial owners through intermediary accounts will be provided to the Fund upon request. However, there can be no guarantee that all excessive, short term, or other trading activity that the Fund may consider inappropriate will be detected even with such agreements in place.

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The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Fund seeks to discourage excessive trading cannot eliminate the possibility that such trading activity in the Fund will occur. The Fund currently does not charge a redemption fee (other than the 1.00% CDSC on purchases of $1 million or more of Class A shares redeemed within 18 months of purchase and the 1.00% CDSC on Class C shares redeemed within 12 months of purchase). The Fund reserves the right, however, to impose such a fee or otherwise modify its policies at any time in the future.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the seventh calendar day following the redemption.  However, payment for redemption made against shares purchased by check or electronic funds transfer through the ACH network will be made only after the payment has been collected, which normally may take up to fifteen calendar days.  If you redeem your shares shortly after their purchase, the redemption payment for the shares will be delayed until the Fund has collected the purchase price of the shares.  Also, when the New York Stock Exchange (the “NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.  In the event of an unexpected NYSE closure, if the Fund suspends redemptions, redemption requests will be treated as if received during a market holiday and will be processed on the next day the NYSE is open.  If trades are placed through the National Securities Clearing Corporation using a price date that the NYSE is closed, trades will be rejected.  Brokers will be required to resubmit the trades once the NYSE is open.  You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $250 for Class A and Class C shares and $10,000 for Class I shares, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class (plus any applicable sales charge).  The NAV per share for each class of shares of the Fund is determined once daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open for trading. The Board reserves the right to calculate the NAV per share and adjust the offering price more frequently than once daily if deemed desirable. NAV per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest and Fund’s deferred tax asset, if any, less any applicable valuation allowance) attributable to such class, less all liabilities (including accrued expenses and the Fund’s deferred tax liability) attributable to such class, by the total number of shares of the class outstanding. Differences in NAVs per share of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the 12b-1 service fees applicable to Class A and Class C shares.  Requests to purchase and sell shares are processed at the applicable NAV (plus any applicable sales charge in the case of purchases and less any applicable CDSC in the case of sales) next calculated after the Fund receives your order in proper form.

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The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded.  Lacking a closing price, a security is valued at its last bid price except when, in the adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  If market quotations are not readily available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser according to procedures established by the Board of Trustees and under the Board’s ultimate supervision.  Fair valuation also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations.  Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders.  However, there is no assurance that fair valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.  In calculating the Fund’s daily NAV in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances.  The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be a return of capital and for any net operating gains.  Any accrued deferred tax liability will reduce the Fund’s NAV.  Upon the Fund’s sale of an MLP, the Fund will be liable for previously deferred taxes.  If the Fund is required to sell MLPs to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund may accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any accrued deferred tax asset will increase the Fund’s NAV.  To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset.  The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

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The Fund’s deferred tax liability and/or asset balances are estimated based on effective tax rates expected to apply to taxable income in the years such balances are realized.  The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary substantially from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.   From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available.  Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

              The Fund’s strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated accounting, tax, NAV and valuation issues that may cause the Fund to differ significantly from most other open-end registered investment companies.  This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and its shareholders.  The Fund may change its accounting, tax and valuation procedures and practices over time, which could have material adverse consequences on the Fund and its shareholders.

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Dividends, Distributions and Taxes

Dividends and Distributions.  It is the policy of the Fund each fiscal quarter to distribute substantially all of its net income, after taxes (i.e., generally, the income that it earns from cash distributions and interest on its investments, and any capital gains, net of expenses). The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s shares and in the shareholder recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund.  Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. Unless requested otherwise by a shareholder by telephone or in writing, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.  Any request to change your distribution election must be received at least five days prior to the record date of the next distribution. Reinvested distributions will increase a shareholder’s basis in Fund shares.

Individuals who invest in the Fund through IRAs or other tax-deferred arrangements generally will be liable for taxes on dividend income distributed by the Fund when monies are withdrawn from the tax-deferred arrangement.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

Certain U.S. Federal Income Tax Matters.  The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

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The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.

Federal Income Taxation of the Fund.  Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because a substantial portion of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. Based upon the adviser’s review of the historic results of MLP investment by the adviser on behalf of its private client accounts, the adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph).  This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.

The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from the investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

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Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders.

Receipt of Distributions.  Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers.  Under current federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 23.8% (including a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates). For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

For taxable years beginning after December 31, 2017 and before January 1, 2026, income and gain from certain MLPs is treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Under the Code, the Fund is currently unable to pass the special character of this income through to Fund shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in MLPs through the Fund will not.

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In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Redemptions and Sales of Shares.  A redemption of Fund shares will be treated as a sale or exchange of such shares, provided the redemption either: (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of a shareholder’s entire interest in the Fund; or (iv) is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 23.8% (including a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates). Long-term capital gains of a corporate shareholder are currently subject to a Federal income tax rate of 21%.  The deductibility of capital losses for both corporate and non-corporate shareholders of the Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Trust is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

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Foreign, State and Local Taxes.  It is possible that the Fund may be liable for foreign withholding taxes on income from foreign sources, as well as foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Backup Withholding.  Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN-E, or other applicable form. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%.

Cost Basis Reporting.  Federal law requires that certain corporations (or their transfer agents) report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Form 1099s when “covered” securities are redeemed.  Covered securities include stock of the Fund.  The Fund has chosen “high cost” as its standing (default) tax lot identification method for all shareholders.  In general, you may choose a method different than the Fund’s standing method and will be able to do so no later than at the time of your redemption of particular shares.  Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Chickasaw Capital Management LLC, 6075 Poplar Avenue, Suite 720, Memphis, Tennessee 38119, serves as the adviser to the Fund pursuant to a management agreement (the “Agreement”) between MainGate Trust, on behalf of the Fund, and the adviser. The Agreement is subject to annual review and approval by the Board of Trustees.  Under the Agreement, the adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio.  The adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.  A discussion regarding the basis for the Board of Trustees’ most recent approval of the Agreement is available in the Fund’s semi-annual report dated May 31, 2018 .

Pursuant to the Agreement, the Fund paid the adviser a management fee of 1.25% of average net assets for the fiscal year ended November 30, 2018.

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The adviser, not the Fund, may pay certain Financial Intermediaries a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

The Fund’s portfolio managers have day-to-day responsibility for managing the Fund’s portfolio and are jointly responsible for making the investment decisions for the Fund.  A majority of the portfolio managers must approve the purchase of securities of any new portfolio companies and the sale of securities of existing portfolio companies.  The Fund’s portfolio managers are:

Matthew G. Mead - Matthew G. Mead is a Principal of the Adviser.  Prior to co-founding the adviser in 2003, Mr. Mead joined Goldman Sachs & Co. in 1992 and served as a Vice President until 2001.  Mr. Mead began managing portfolios including MLP assets on a discretionary basis during his tenure at Goldman Sachs.  He has diverse investment experience across public and private equity, fixed income, and derivative markets.  In September 2001, Mr. Mead co-founded Green Square Capital Management, LLC (“GSCM”), where he was a partner until October 2003.  Mr. Mead is the President of Chickasaw Securities, LLC, a subsidiary of the Adviser that is registered as a broker-dealer and a member of FINRA/SIPC.  He has been a member of the Board of Directors of Oakworth Capital Bank in Birmingham, AL since 2008.  Mr. Mead earned an MBA from the Fuqua School of Business, Duke University in 1992 and a B.S. with a double major in Economics and Finance from Birmingham-Southern College in 1990.

Geoffrey P. Mavar - Geoffrey P. Mavar is a Principal of the Adviser.  Prior to co-founding the adviser in 2003, Mr. Mavar joined Goldman Sachs & Co. in 1990 and served as a Vice President until 2001.  Mr. Mavar began managing portfolios including MLP assets on a discretionary basis while at Goldman Sachs.  In September, 2001, Mr. Mavar co-founded GSCM, where he was a partner until October 2003.  Mr. Mavar is the Treasurer of Chickasaw Securities, LLC.  Mr. Mavar received his MBA in Finance from The Owen Graduate School of Management, Vanderbilt University, in 1990 and earned his B.A. from the University of Mississippi in 1984. He is a past member of the Alumni Board of Directors of The Owen Graduate School of Management, Vanderbilt University, having served from 1998 to April 2007.

David N. Fleischer, CFA - David N. Fleischer is a Principal of the Adviser since 2006.  Mr. Fleischer most recently was a Managing Director at Kayne Anderson Capital Advisors, LP, where he served as a portfolio manager for their alternative investment fund and closed-end fund assets that exceeded $1 billion.  Mr. Fleischer was a Managing Director at Goldman Sachs & Co., serving on its Investment Policy and Stock Selection Committees for over 10 years and was the business unit leader for the firm’s energy research. Mr. Fleischer was responsible for investment research of MLPs, natural gas companies and gas utilities, and was an Institutional Investor ranked analyst for 16 consecutive years in natural gas.  Mr. Fleischer graduated from the University of Pennsylvania with a B.A. in Economics in 1970 and received an MBA from The Wharton School of the University of Pennsylvania in 1976.  Mr. Fleischer served four years active duty in the U.S. Navy, attaining the rank of Lieutenant Commander.  He received the Chartered Financial Analyst (CFA) designation in September 1980.

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The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including their compensation, other accounts that they manage, and ownership of Fund shares.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MLP-FUND (1-855-657-3863) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies within thirty days after receiving your request.  This policy does not apply to account statements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s recent financial performance.  Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the independent registered public accounting firm Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

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Class A Shares Per Share Data(1)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014
Net Asset Value, beginning of year	$8.25	$9.89	$9.38	$13.39	$12.00
Income from Investment Operations:
Net investment loss(2)	(0.09)	(0.11)	(0.06)	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.36)	(0.90)	1.20	(3.35)	2.11
Total increase (decrease) from investment operations	(0.45)	(1.01)	1.14	(3.38)	2.02
Less Distributions to Shareholders
Net investment income	—	—	—	—	(0.06)
Return of Capital	(0.63)	(0.63)	(0.63)	(0.63)	(0.57)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of year	$7.17	$8.25	$9.89	$ 9.38	$13.39
Total Investment Return	(6.24)%	(10.86)%	13.32%	(26.13)%	17.01%
Supplemental Data and Ratios
Net assets, end of year	$93,423,336	$140,857,758	$209,297,676	$186,564,276	$175,523,649
Ratio of waiver (recoupment) to average net assets (4)	—	—	—	(0.03)%	(0.05)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(3,4)	0.00%‡	0.01%	—	(6.75)%	7.19%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.66%	1.66%	1.67%	(5.08)%	8.89%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.66%	1.66%	1.67%	(5.05)%	8.94%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.66%	1.65%	1.67%	1.66%	1.70%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.66%	1.65%	1.67%	1.69%	1.75%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5)	(1.05)%	(1.12)%	(0.68)%	(0.22)%	(0.64)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5)	(1.05)%	(1.12)%	(0.68)%	(0.25)%	(0.69)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5)	(1.05)%	(1.11)%	(0.67)%	(0.56)%	(1.07)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5)	(1.05)%	(1.11)%	(0.67)%	(0.59)%	(1.12)%
Portfolio turnover rate(6)	44.57%	19.35%	24.63%	57.63%	57.83%

‡	Less than 0.01%.
(1)	Information presented relates to a Class A share for the entire period.
(2)	Calculated using average shares outstanding method.
(3)
For the years ended November 30, 2018, 2017, and 2016 the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $13,029,619 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax expense, of which $12,226,299 is attributable to Class A.

(4)
For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,982 is attributable to Class A. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $14,756 is attributable to Class A. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $7,370 is attributable to Class A. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $15,296 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $21,899 is attributable to Class A.

(5)
For the years ended November 30, 2018, 2017, and 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $667,799 is attributable to Class A.  For the year ended November 30, 2014, the Fund accrued $3,704,675 in net deferred tax benefit, of which $748,704 is attributable to Class A.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Table of Content - Prospectus

Class C Shares Per Share Data(2)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	March 31, 2014(1) – November 30, 2014
Net Asset Value, beginning of period	$8.09	$9.78	$9.35	$13.45	$ —
Public offering price	—	—	—	—	13.00
Income from Investment Operations
Net investment loss(3)	(0.14)	(0.17)	(0.13)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.35)	(0.89)	1.19	(3.35)	1.06
Total increase (decrease) from investment operations	(0.49)	(1.06)	1.06	(3.47)	0.92
Less Distributions to Shareholders
Net investment income	—	—	—	—	(0.04)
Return of capital	(0.63)	(0.63)	(0.63)	(0.63)	(0.43)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.47)
Net Asset Value, end of period	$6.97	$8.09	$9.78	$9.35	$13.45
Total Investment Return	(6.88)%	(11.51)%	12.47%	(26.70)%	7.09%(4)
Supplemental Data and Ratios
Net assets, end of period	$52,049,211	$62,803,141	$66,956,773	$42,667,765	$25,987,231
Ratio of waiver (recoupment) to average net assets(7)	—	—	—	(0.03)%	(0.05)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6,7)	0.00%‡	0.01%	—	(6.75)%	2.10%(4)
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(5,6,7)	2.41%	2.41%	2.42%	(4.33)%	4.55%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(5,6,7)	2.41%	2.41%	2.42%	(4.30)%	4.60%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(5,6,7)	2.41%	2.40%	2.42%	2.41%	2.45%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(5,6,7)	2.41%	2.40%	2.42%	2.44%	2.50%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment) (5,7,8)	(1.80)%	(1.87)%	(1.43)%	(0.97)%	(1.58)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment) (5,7,8)	(1.80)%	(1.87)%	(1.43)%	(1.00)%	(1.63)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment) (5,7,8)	(1.80)%	(1.86)%	(1.42)%	(1.31)%	(1.90)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(5,7,8)	(1.80)%	(1.86)%	(1.42)%	(1.34)%	(1.95)%
Portfolio turnover rate(9)	44.57%	19.35%	24.63%	57.63%	57.83%

‡	Less than 0.01%.
(1)	Commencement of operations.
(2)	Information presented relates to a share of Class C for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	For periods less than one full year all income and expenses are annualized.

Table of Content - Prospectus

(6)
For the years ended November 30, 2018, 2017, and 2016, the Fund did not accrue a deferred tax expense or benefit.  For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $2,449,517 is attributable to Class C. For the period from March 31, 2014 to November 30, 2014, the Fund accrued $20,001,167 in net deferred tax expense, of which $265,741 is attributable to Class C.

(7)
For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,007 is attributable to Class C. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $5,467 is attributable to Class C. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $2,149 is attributable to Class C.  For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $2,876 is attributable to Class C. For the period from March 31, 2014 to November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $1,508 is attributable to Class C.

(8)
For the years ended November 30, 2018, 2017 and 2016, the Fund did not accrue a deferred tax expense or benefit.  For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $125,544 is attributable to Class C. For the period from March 31, 2014 to November 30, 2014, the Fund accrued $3,226,113 in net deferred tax benefit, of which $42,863 is attributable to Class C.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Table of Content - Prospectus

Class I Shares Per Share Data(1)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014
Net Asset Value, beginning of year	$8.43	$10.07	$9.52	$13.54	$12.10
Income from Investment Operations
Net investment income (loss)(2)	(0.07)	(0.08)	(0.04)	0.00‡	(0.06)
Net realized and unrealized gain (loss) on investments	(0.37)	(0.93)	1.22	(3.39)	2.13
Total increase (decrease) from investment operations	(0.44)	(1.01)	1.18	(3.39)	2.07
Less Distributions to Shareholders
Net investment income	—	—	—	—	(0.06)
Return of capital	(0.63)	(0.63)	(0.63)	(0.63)	(0.57)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of period	$7.36	$8.43	$10.07	$9.52	$13.54
Total Investment Return	(5.98)%	(10.66)%	13.55%	(25.91)%	17.29%
Supplemental Data and Ratios
Net assets, end of year	$1,220,133,792	$1,403,597,144	$1,542,427,608	$1,025,394,539	$913,217,095
Ratio of waiver (recoupment) to average net assets (4)	—	—	—	(0.03)%	(0.05)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets (3,4)	0.00%‡	0.01%	—	(6.75)%	6.15%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment (3,4)	1.41%	1.41%	1.42%	(5.33)%	7.60%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment (3,4)	1.41%	1.41%	1.42%	(5.30)%	7.65%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment (3,4)	1.41%	1.40%	1.42%	1.41%	1.45%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment (3,4)	1.41%	1.40%	1.42%	1.44%	1.50%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment) (4,5)	(0.80)%	(0.87)%	(0.43)%	0.03%	(0.40)%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment) (4,5)	(0.80)%	(0.87)%	(0.43)%	0.00%	(0.45)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment) (4,5)	(0.80%)	(0.86)%	(0.42)%	(0.31)%	(0.84)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment) (4,5)	(0.80)%	(0.86)%	(0.42)%	(0.34)%	(0.89)%
Portfolio turnover rate (6)	44.57%	19.35%	24.63%	57.63%	57.83%

‡	Less than 0.01%.
(1)	Information presented relates to a share of Class I for the entire period.
(2)	Calculated using average shares outstanding method.
(3)
For the years ended November 30, 2018, 2017, and 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $70,229,060 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax expense, of which $39,179,849 is attributable to Class I.

(4)
For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $23,914 is attributable to Class I. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $127,777 is attributable to Class I. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $46,134 is attributable to Class I. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $82,446 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $90,128 is attributable to Class I.

Table of Content - Prospectus

(5)
For the year ended November 30, 2018, 2017, and 2016 the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $3,599,408 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $3,704,675 in net deferred tax benefit, of which $2,913,108 is attributable to Class I.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Table of Content - Prospectus

APPENDIX – Financial intermediary specific sales charge waiver information

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.  Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed below.

This Appendix details the variations in initial sales charge and CDSC (back-end) waivers for Fund shares purchased through Raymond James & Associates, Inc., Raymond James Financial Services, and Raymond James affiliates (“Raymond James”).  Shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus.

Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of Fund capital gains distributions and dividend reinvestment.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of Fund share redemptions, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Table of Content - Prospectus

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports:  While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI):  The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).  You may also request other information about the Fund and make shareholder inquiries.  Alternatively, the Fund’s SAI and Annual and Semi-Annual reports are also made available, free of charge, on the Fund’s internet site at www.MainGateFunds.com.

You can access reports and other information about the Fund on the EDGAR Database on the SEC’s website at http://sec.gov.  You may also obtainhttp://www.sec.gov copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov.

Investment Company Act #811-22492

Table of Content - Prospectus

MAINGATE MLP FUND
A series of MAINGATE TRUST

Class A (AMLPX)
Class C (MLCPX)
Class I (IMLPX)

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2019

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus (the “Prospectus”) of the MainGate MLP Fund dated March 31, 2019.  Portions of the Fund’s Annual Report are incorporated by reference into this SAI.  A free copy of the Prospectus or Annual Report can be obtained by writing the Fund c/o U.S. Bank Global Fund Services, 615 E. Michigan Ave, Milwaukee, WI 53202, or by calling Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).

TABLE OF CONTENTS

 Table of Contents - Statement of Additional Information
1

DESCRIPTION OF THE TRUST AND FUND

MainGate MLP Fund (the “Fund”) is a non-diversified series of MainGate Trust, a Delaware statutory trust organized on November 3, 2010 (the “Trust”).  The Fund is an open-end, management investment company.  The Fund is currently the sole series of the Trust.  The Fund’s investment adviser is Chickasaw Capital Management LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholders.  Each share represents an equal proportionate interest in the assets and liabilities of the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive a distribution out of the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.  Shares of each class have the same voting and other rights and preferences as the other classes for matters that affect the Fund as a whole.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust’s Agreement and Declaration of Trust can be amended by the Trustees, except that certain amendments that adversely affect the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “Account Information” in the Fund’s Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value (plus any applicable sales charge) next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund.  The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.  The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The annual report contains additional performance information and will be made available to investors upon request and without charge.

 Table of Contents - Statement of Additional Information
2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use, and certain associated risks.  The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.

A. Strategic Transactions and Derivatives.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of options transactions entails certain other risks.  In particular, options markets may not be liquid in all circumstances.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Risk of loss on options is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1. Options on Securities Indices.  The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2. General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

 Table of Contents - Statement of Additional Information
3

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price.  For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The Fund’s purchase of a call option on a security, financial index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  The Fund is authorized to purchase and sell exchange listed options.  However, the Fund may not purchase or sell over-the-counter (“OTC”) options, which are considered illiquid by the U.S. Securities and Exchange Commission (“SEC”) staff.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income.  The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices.  All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices.  The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3. Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  By setting aside assets equal only to its net obligation under the cash-settled Strategic Transaction, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement.  As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by the Fund, other than those described above, generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

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Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

B. Commodity-Related Securities.  The Fund will invest indirectly in commodities through underlying MLPs that invest in commodities, or entities that are a derivative of commodities, such as commodity-related exchange-traded funds (“ETFs”).  In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices.  Therefore, these securities are “commodity-linked” or “commodity-related.”  Also, the Fund, or the commodity-related MLPs or ETFs in which the Fund invests, may hold derivative instruments such as debt securities, sometimes referred to as commodity-linked structured notes, the principal and/or coupon payments of which are linked to the value of an individual commodity, or the performance of commodity indices.  At the maturity of the commodity-linked structured notes, the ETF and the Fund, directly or through its investment in the ETF, may receive more or less principal than it originally invested.  To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks.  For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity.  The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds.  Commodity-related MLPs and ETFs may use derivative instruments, such as options, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

C. Stock and Stock Equivalents.  Equity securities in which the Fund will invest include U.S. and foreign common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants).  Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt.  As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate.  Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value.  Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer.  Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism.  In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.  All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.  In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.  Preferred stocks may be rated by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Services (“Moody’s”). Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.  The preferred stocks in which the Fund invests may be of any quality.

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Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time.  A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date.  In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.  Rights are similar to warrants, but normally have shorter durations.

D. Other Investment Companies.  The Fund may invest in other investment companies, including money market funds, open-end and closed-end funds and ETFs whose portfolios primarily consist of equity or debt securities or commodities.   The Fund may invest in inverse ETFs, including leveraged ETFs.  Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs.  To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds.  The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.  This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques.  The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

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To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks.  Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver.  The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity.  The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds.  Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

To the extent the Fund invests in a sector ETF, the Fund will be subject to the risks associated with that sector.  The Fund may invest in new exchange-traded shares as they become available. Closed-end funds in which the Fund invests may be subject to additional risk. There generally is less public information available about closed-end funds than mutual funds. In addition, the market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value.

E. Fixed Income Securities.  The Fund may invest in fixed income securities, including corporate debt securities, U.S. government securities and participation interests in such securities.  Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall.  Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

Corporate Debt Securities  – The Fund may invest in corporate debt securities.  These are bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts, in order to finance their credit needs.  Corporate debt securities include commercial paper, which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

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High Yield Debt Securities (“Junk Bonds”)  – The Fund may invest in securities that are below investment grade.  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns.  An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.  High yield securities also present risks based on payment expectations.  For example, high yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities.  Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities.  For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them.  Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares.  These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

U.S. Government Securities  – The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

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Zero Coupon and Pay in Kind Bonds  – Corporate debt securities and municipal obligations include so‑called “zero coupon” bonds and “pay‑in‑kind” bonds.  Zero coupon bonds do not make regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law.  This income will be distributed to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.  Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately.  Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs).  These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program.  Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay‑in‑kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  The value of zero coupon bonds and pay‑in‑kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest.  Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments.  Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest.  Even though zero coupon bonds and pay‑in‑kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders.  Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.  The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

Bank Debt Instruments  – Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non‑negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days generally are deemed illiquid and, therefore, subject to the limitation on illiquid investments (see “Investment Limitations” below).

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Rule 144A Securities – Subject to Board oversight, the Fund may invest in Rule 144A securities that the Adviser determines to be liquid.  Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers.  Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Adviser in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Adviser will consider, among other things, the following factors:  (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

F. Foreign Securities

General – The Fund may invest in foreign equity and debt securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

American Depositary Receipts – The Fund may invest in foreign stocks through the purchase of American Depositary Receipts (ADRs).  ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer.  To the extent that the Fund invests in foreign securities, such investments may be subject to special risks, which are more fully described below.

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Sovereign Debt – Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.  Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves.  Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Emerging Markets Securities – The Fund may purchase securities of issuers located in emerging market countries and, as such, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular issuer.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.

G. Income Trusts.  The Fund may invest in income trusts, including business trusts and oil royalty trusts.  Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders.  The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions.  These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date.  These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

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Business Trusts  – A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors.  It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future.  Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities.  One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing.  Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability.  Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Oil Royalty Trusts  – A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital.  The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders.  Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in oil royalty trusts that are traded on the stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies.  Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions).  As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.  Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation.  However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices.  Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions.  A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts.  Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector.   In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values.  Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future.  The Adviser expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term.  However, there is no guarantee that these prices will not decline.  Declining crude oil prices may cause the Fund to incur losses on its investments.  In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability.  Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

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Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago.  Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When the Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks and foreign taxes, which are more fully described above.

H. Illiquid Securities.  The Fund will not invest more than 15% of its net assets in securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.1 Illiquid securities in the Fund’s portfolio may reduce the Fund’s returns because the Fund may be unable to sell such illiquid securities at an advantageous time or price. If the Fund is unable to sell its illiquid securities when deemed desirable, it may be restricted in its ability to take advantage of other market opportunities. In addition, illiquid securities may be more difficult to value, and usually require the Adviser’s judgment in the valuation process. The Adviser’s judgment as to the fair value of an illiquid security may be wrong, and there is no guarantee that the Fund will realize the entire fair value assigned to the security upon a sale.

I. Cybersecurity Risks.  With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks.  In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites.  Cybersecurity failures or breaches of the Fund’s third party service providers (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  The Fund and its shareholders could be negatively impacted as a result. While the Fund has systems designed to prevent such cyber-attacks, there are inherent limitations in such systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by the issuers of securities in which the Fund invests.

1 If the 15% threshold is exceeded and not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take all reasonable steps in an orderly fashion to reduce its holdings in illiquid securities.
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INVESTMENT LIMITATIONS

The Fund adheres to the below percentage limitations on investments as measured at the time of purchase.  The Fund will take commercially reasonable steps to resolve any subsequent violation of the below percentage limitations that occurs as a result of market fluctuations or changes in the status of a security.

A. Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money.  The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.2

2. Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this SAI.

3. Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that have a significant portion of their assets in real estate.

2 The Fund will not deviate from its percentage limitations on borrowing, except that, if the Fund reaches 300% asset coverage limitation, the Fund will reduce its borrowings to the extent necessary to comply with the requirements of 1940 Act within three days thereafter (excluding Sundays and holidays).
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5. Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options, from investing in MLP Interests, securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or that have a significant portion of their assets in commodities.

6. Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration.  The Fund will concentrate its investments in the Energy Sector, which currently is comprised of the following industry groups:  Energy, Equipment & Services, and Oil, Gas, and Consumable Fuels, as categorized according to the Global Industry Classification (“GICS”) Standard.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

B. Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  The Fund may pledge up to one-third of its assets.

2. Borrowing.  The Fund may borrow only to the extent permitted in limitation (1) above.  The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.  The Fund will not invest in reverse repurchase agreements.

3. Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.  The Fund will not engage in options transactions in excess of 20% of its assets.

4. Short Sales.  The Fund will not effect short sales except as described in the Prospectus and this SAI.

5. Options.  The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

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6. Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.3

7. 80% Investment Policy.  Under normal circumstances, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in MLP Interests.  For purposes of this investment policy, “MLP Interests” are comprised of common units issued by MLPs (including MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs)), MLP general partner or managing member interests, MLP I-Shares, shares of companies that own MLP general partner or managing member interests and other securities representing indirect beneficial ownership interests in MLPs, and shares of companies that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations.  The Fund will not change its policy unless the Fund’s shareholders are provided with at least 60 days’ prior written notice.

INVESTMENT ADVISER

The Fund’s investment adviser is Chickasaw Capital Management LLC, 6075 Poplar Ave., Memphis, TN  38119.  Matthew G. Mead and Geoffrey P. Mavar may be deemed to be controlling persons of the Adviser due to their ownership of a majority of the equity voting interests of the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board of Trustees.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 1.25% of the average daily net assets of the Fund.

             The Adviser has contractually agreed to cap the Fund’s operating expenses, but only to the extent necessary to maintain total annual operating expenses, excluding brokerage costs, taxes, such as deferred income tax expense, borrowing costs (such as interest and dividend expenses on securities sold short), 12b-1 fees, fees and expenses of acquired funds, and extraordinary expenses, at 1.50% of the average daily net assets of each class.  The expense cap agreement with respect to the Fund is in effect until March 31, 2020.  Any payment of offering, organizational or operating expenses by the Adviser is subject to recoupment by the Adviser within the three fiscal years following the fiscal year in which the related expense was incurred, provided the Fund is able to make the payment without exceeding the 1.50% expense cap.

For the periods indicated, the Fund paid the following management fee to the Adviser:

For the Fiscal Year Ended November 30,	Management Fees Accrued by Advisor	Expenses Reimbursed and Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Advisor
2018	$20,683,103	$0	$0	$20,683,103
2017	$23,949,139	$0	$0	$23,949,139
2016	$17,614,367	$0	$0	$17,614,367

3 If the 15% threshold is exceeded and not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take all reasonable steps in an orderly fashion to reduce its holdings in illiquid securities.
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As of the date of this SAI, the Adviser has recouped all of the fees waived or expenses reimbursed subject to recoupment with respect to the Fund.

The Adviser retains the right to use the name “MainGate” in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Trust’s right to use the name “MainGate” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Fund may, from time to time, purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Matthew G. Mead, Geoffrey P. Mavar, and David N. Fleischer, CFA are the portfolio managers of the Fund (each a “Portfolio Manager”).  As of November 30, 2018 , the Portfolio Managers were responsible for the management of the following types of accounts, in addition to the Fund:

Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Investment Companies: 0	$ 0	0	$ 0
Pooled Investment Vehicles: 2	$ 127,840,048	1	$ 1,100,000
Other Accounts: 1,113	$ 2,774,656,684	0	$ 0

             The Portfolio Managers, as owners of the Adviser, are compensated based on their respective interests in the Adviser’s net profits.  Ownership in the Adviser provides incentive for the Portfolio Managers to increase revenue through asset gathering, asset retention, preservation and growth of capital, and through the production of quality research and decision making.  The Adviser typically is entitled to receive from individual accounts an annual advisory fee based on a fixed percentage of assets under management, calculated and paid quarterly.  The Adviser also receives compensation for providing investment advice to, and serving as the general partner of, a private investment fund.  This private fund pays the Adviser an annual management fee calculated as a percentage of its assets plus an incentive allocation that is a percentage of net profits. The Adviser also receives compensation for providing investment advice to, and serving as the manager of, another private investment fund.  This private fund pays the Adviser an annual management fee calculated as a percentage of its assets.

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The Portfolio Managers may be subject to conflicts of interest with respect to their allocation of time in managing the Fund and other clients of the Adviser.  However, as a result of combining responsibilities such as asset selection and research, the Portfolio Managers believe they are able to provide both the Fund and the Adviser’s other clients with more thorough research and higher quality asset selection.  In the event the Portfolio Managers become overloaded, the Adviser would undertake to allocate its clients to other employees of the Adviser or otherwise reduce the workload of the Portfolio Managers.

To the extent the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time.  On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.  The Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser.  When feasible, the Adviser will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts.  In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.  Where a blocked trade is only partially filled, the securities typically will be allocated among participating accounts on a pro rata basis, based on the initial amount requested, at the average price for the blocked order.  The Adviser may determine a different allocation of a partial fill for participating accounts based on certain factors, such as tax considerations, an account’s resulting target weighting, or to avoid de minimis allocations.

As of November 30, 2018, the Portfolio Managers, indirectly through their ownership interests in the Adviser, owned the following amount of Fund shares:

Name of Portfolio Manager	Dollar Range of Fund Shares
Matthew G. Mead* Geoffrey P. Mavar* David N. Fleischer, CFA* *Indirectly through their respective ownership interests in the Adviser which has invested in the Fund	$100,001–$500,000

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TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS.  The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a Trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.  Seventy-five percent of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees. Unless otherwise stated, the address for each Trustee is 6075 Poplar Ave., Suite 720, Memphis, TN  38119.

Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee /Officer During Past Five Years
Independent Trustees
Robert A. Reed Age: 52	Lead Independent Trustee since January 2011	President, CEO and founder, ABC Polymer Industries, LLC since 1994	1
Director, Oakworth Capital Bank since 2008;

Director, Robert E. Reed Gastrointestinal Oncology Research Foundation, 2001-present;

Member of the Young Presidents Organization International, 2010;

Member, Society of International Business Fellows, 1999-present

Darrison N. Wharton Age: 47	Independent Trustee since January 2011	Vice President and Client Advocate, Willis Towers Watson/Willis of Tennessee, Inc. in Memphis, TN since 2005	1
Board member, Goodwill Club of the Boys and Girls Clubs of Greater Memphis since 2009;

President, Phoenix Club, a non-profit group dedicated to raising money for the Boys and Girls Clubs of Greater Memphis from 2006-2007

David C. Burns, CPA Age: 57	Independent Trustee and Chairman of the Audit Committee since January 2011	Partner and cofounder, Cross Keys Capital, LLC since 2004; Managing Director and Principal, Sundial Group, LLC since April 2012	1	Board member, Ryan Taylor & Co. since 2002; Board member, The Haven since 2007; Board member, Mountainside Holdings since 2011
Marshall K. Gramm Age: 45	Independent Trustee since January 2011	Associate Professor of Economics, Rhodes College, 2006-present	1	None

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Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee /Officer During Past Five Years
Marshall K. Gramm Age: 45	Independent Trustee since January 2011	Associate Professor of Economics, Rhodes College, 2006-present	1	None
Barry Samuels, CPA Age: 53	Independent Trustee since January 2011	Private Investor, 2009 to present; Director-Private Wealth Management, Deutsche Bank, 2003 to 2009	1	None
Moss W. Davis Age: 56	Independent Trustee and Chairman of the Pricing Committee since January 2011	Managing Director, Collective Insights Consulting, May 2018 to present; Managing Director and head of Atlanta, GA office, Midtown Consulting Group, 2012 to 2018 ; President and Founder, Fairview Consulting Group, 2008 to 2012; Vice President, Experient Group, Consulting and Staffing Firm, 2005 to 2008	1	None

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Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee /Officer During Past Five Years
Interested Trustees and Officers
Matthew G. Mead(1) Age: 51	Interested Trustee, President and Chief Executive Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; President, Chickasaw Securities	1	Director, Oakworth Capital Bank; Director, AGRI, Inc.
Geoffrey Mavar(1) Age: 56	Chairman of the Board, Interested Trustee, Treasurer and Chief Financial Officer, since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; Treasurer , Chickasaw Securities	1	None
Gerard Scarpati Age: 63	Chief Compliance Officer since April 2013	Compliance Director, Vigilant Compliance, LLC, 2010 to present; Independent Consultant to the Securities Industry, 2004 to 2010	1	None
Salvatore Faia Age: 56	Assistant Compliance Officer since April 2013; Chief Compliance Officer from January 2011 to April 2013	President, Vigilant Compliance, LLC, Chairman, ELP Growth and Income Mutual Fund since 2017; Director since 2005; President, RBB Fund, Inc. Mutual Fund since 2009	N/A	Trustee, EIP Growth & Income Fund
Andrew Garrett Age: 34	Secretary since January 2019	General Counsel of Chickasaw Capital Management, LLC since September 2016; Associate, Waller Lansden Dortch & Davis, LLP, 2014 to 2016; Associate, Bass, Berry & Sims PLC, 2011 to 2014	N/A	None

(1) This person’s status as an “interested” Trustee arises from his affiliation with the Adviser

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In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Robert A. Reed – Mr. Reed has been an Independent Trustee of the Trust since 2011.  Mr. Reed was selected as Trustee based on his substantial business experience, his experience in the banking industry and his financial background and education.  Mr. Reed founded his own company in 1994, after serving as a bank executive officer for many years.  He has been a member of the Board of Directors for Oakworth Capital Bank since 2008.  He earned a B.S. in Finance from Auburn University in 1989, and his Masters in Public and Private Management from Birmingham Southern College in 1994.

Darrison N. Wharton - Mr. Wharton has been an Independent Trustee of the Trust since 2011.  Mr. Wharton was selected as Trustee based on his experience in the insurance industry with respect to reviewing insurance coverage, negotiating terms of coverage, handling claims and risk management advice.  Mr. Wharton has been an insurance broker, first with Marsh USA and now with Willis of Tennessee, where he has served as Assistant Vice President and Vice President since 2005.  Mr. Wharton earned his Master of Business Administration from the University of Memphis is 2001.  He also has served as a board member for several not-for-profit entities.

David C. Burns, CPA - Mr. Burns has been an Independent Trustee of the Trust since 2011. Mr. Burns was selected as Trustee based on his experience in the accounting and investment banking industries.  Mr. Burns is an investment banker and co-founder of Cross Keys Capital, which focuses on middle market transactions in technology, communications and health care services. Mr. Burns began his career as an auditor with Ernst & Young in 1983.  Subsequently, Mr. Burns founded Rapid Systems, Inc. Mr. Burns has also worked for Goldman, Sachs & Co. in fixed income sales & trading and for SBA Communications as the head of Mergers & Acquisitions, and for various companies raising private equity.  Mr. Burns earned his MBA in Finance from Vanderbilt University’s Owen School of Business in 1990 and he has been a Certified Public Accountant since 1985.

Marshall K. Gramm - Mr. Gramm has been an Independent Trustee of the Trust since 2011.  Mr. Gramm was selected as Trustee based on his expertise in economics and his ability to provide economic insights and advice to the Board. Mr. Gramm is the Chairman of the Department of Economics and Business of Rhodes College, a position he has held since 2008.  He was appointed manager of SourceOne Technologies in 2010.  He has been an Associate Professor of Economics, Rhodes College since 2006 and was an Assistant Professor of Economics 2000 through 2006.  Mr. Gramm received his B.A. in Economics from Rice University in 1995 and his Ph.D. in Economics from Texas A&M University in 2000.

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Barry A. Samuels, CPA - Mr. Samuels has been an Independent Trustee of the Trust since 2011. Mr. Samuels was selected as a Trustee based on his extensive experience in investing in public and private companies, his experience in the investment banking industry developing investment and asset allocation strategies, and his accounting background.  Mr. Samuels currently is retired and manages personal investment accounts.  Prior to that, Mr. Samuels spent 18 years in Private Wealth Management as a Vice President at Goldman, Sachs & Co. from 1992-2003 and as a Director at Deutsche Bank from 2003-2009, where he worked with a variety of wealthy individuals, families, and privately-held business owners to structure investment portfolios.  His primary role was to develop asset allocation strategies across a range of investment asset classes such as fixed income, equities, and alternative investments.  Mr. Samuels earned his MBA from the Johnson School of Management, Cornell University in 1992.  Prior to attending business school, Mr. Samuels was a CPA at PriceWaterhouse and an accounting analyst at Wasserstein Perella & Co.  He has a B.S. degree in Accounting from Indiana University. Mr. Samuels has taken and passed the FINRA Series 3, 7, 63 and 65 examinations, which are required for licensing as a representative of a registered broker-dealer and investment adviser.

Moss W. Davis - Mr. Davis has been an Independent Trustee of the Trust since 2011.  Mr. Davis was selected to serve as Trustee of the Trust based primarily on his experience in the management consulting industry.  Mr. Davis has over 20 years of experience in the management consulting business, and he has worked with both national and regional consulting firms such as Deloitte Consulting and The North Highland Company.  Mr. Davis’ management consulting activity specializes in business process improvement, business and information technology strategy, application development, vendor selection, business process outsourcing and sales management performance projects.  Mr. Davis has business development, account management and delivery expertise.  Mr. Davis earned a graduate degree in Finance and Accounting from The Owen Graduate School of Management, Vanderbilt University, Nashville, TN.

Matthew G. Mead - Mr. Mead has been a Trustee of the Trust since its formation in November 2010.  Mr. Mead is a Principal of Chickasaw Capital Management, LLC, a federally registered investment adviser which he co-founded in 2003.  He also is the President of Chickasaw Securities, a registered broker dealer, and serves as a Director of Oakworth Capital Bank.  He has diverse investment experience across public and private equity, fixed income, and derivative markets.  In September 2001, Mr. Mead co-founded Green Square Capital Management, LLC, where he was a partner until October 2003.  Mr. Mead previously worked at Goldman, Sachs & Co. from 1992 to 2001, most recently as a Vice President.  Mr. Mead holds FINRA Series 3, 4, 7, 24, 53, 63 and 65 licenses.  Mr. Mead earned an MBA from the Fuqua School of Business, Duke University in 1992 and a B.S. with a double major in Economics and Finance from Birmingham-Southern College in 1990.  Mr. Mead was selected as Trustee primarily based on his investment management experience.

Geoffrey P. Mavar - Mr. Mavar has been a Trustee of the Trust since its formation in November 2010. Mr. Mavar is a Principal of Chickasaw Capital Management, LLC, a federally registered investment adviser which he co-founded in 2003.  He also is the Treasurer of Chickasaw Securities, a registered broker dealer.  He previously worked at Goldman, Sachs & Co. from 1990 to 2001.  Mr. Mavar holds the FINRA Series 3, 7, 24, 27, 63 and 65 licenses.  Mr. Mavar was selected as Trustee primarily based on his investment management experience.

RISK MANAGEMENT.  As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee and Pricing Committee as described below:

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•
The Audit Committee is comprised entirely of Independent Trustees.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees.

•
The Pricing Committee is responsible for reviewing and approving fair valuation determinations.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.

Each Committee meets as needed and reviews reports provided by administrative service providers, legal counsel and independent accountants.  The Committees report directly to the Board of Trustees.  During the fiscal year ended November 30, 2018 , the Audit Committee met twice, and the Pricing Committee did not have reason to meet.

The Board has engaged on behalf of the Trust a third party Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks.  The CCO reports to the Board at least quarterly any material compliance items that have arisen, and annually provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers.  As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Fund and its adviser and any sub-advisers.   Periodically the CCO provides reports to the Board that:

•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to,Trust and administrative and advisory personnel responsible for implementing, risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance program as necessary to meet new regulations or industry developments.

Trustees meet in-person on a quarterly basis, typically for several hours.  Trustees also participate in special meetings and conference calls as needed.  In addition to Board meetings, Trustees also participate in an in-person meeting annually to review and discuss 15(c) materials with respect to their review of the Agreement, and to interview the Portfolio Managers.  Legal counsel to the Trust may provide reports to the Board regarding regulatory developments. On a regular basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the Fund:

(1) Performance
(2) Code of Ethics review
(3) NAV (“Net Asset Value”) Errors, if any
(4) Dividends and other Distributions
(5) List of Brokers, Brokerage Commissions Paid and Average Commission Rate

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(6) Review of 12b-1 Payments
(7) Anti-Money Laundering/Customer Identification Report
(8) Administrator and CCO Compliance Reports

The Board of Trustees has not adopted a formal diversity policy.  When soliciting future trustee nominees, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Board of Trustees conducts an assessment of the Board’s and the Trustees’ effectiveness in overseeing the Trust.  Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Trustee Ownership of Fund Shares

As of December 31, 2018 , the Trustees owned shares of the Fund in the following amounts:

Name of Trustee	Dollar Range of Fund Shares Held *	Aggregate Dollar Range of Shares Held in All Registered Funds Overseen by Trustee in MainGate Family of Investment Companies
Robert A. Reed	$0	$0
Darrison N. Wharton	$1 - $10,000	$1 - $10,000
David C. Burns	Over $100,000	Over $100,000
Marshall K. Gramm	$0	$0
Barry Samuels	$0	$0
Moss W. Davis	$0	$0
Matthew G. Mead*	Over $100,000*	Over $100,000
Geoffrey P. Mavar*	Over $100,000*	Over $100,000
*Mr. Mavar and Mr. Mead, the Interested Trustees, each owned shares of the Fund indirectly through their ownership of the Adviser, which has invested in the Fund.

Trustee Compensation

Trustees’ and officers’ fees and expenses are Trust expenses paid by the Fund. The Fund does not compensate any of its Trustees who are interested persons or officers of the Trust for their service as Trustee.  For the fiscal year ended November 30, 2018 , the Trustees received the following compensation from the Trust:

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Robert A. Reed	$16,000	$0	$0	$16,000
Darrison N. Wharton	$16,000	$0	$0	$16,000
David C. Burns	$16,000	$0	$0	$16,000
Marshall K. Gramm	$16,000	$0	$0	$16,000
Barry A. Samuels	$16,000	$0	$0	$16,000
Moss Davis	$16,000	$0	$0	$16,000

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Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Matthew G. Mead	$ 0	$0	$0	$ 0
Geoffrey P. Mavar	$ 0	$0	$0	$ 0
Gerard Scarpati*	$ 63,091	$0	$0	$ 63,091
Salvatore Faia*	$ 63,091	$0	$0	$ 63,091
*Amount is paid to Vigilant Compliance LLC for Mr. Scarpati’s service as CCO of the Fund and for Mr. Faia’s service as Assistant CCO of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  As of February 28, 2019, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of the Fund.  In addition, as of February 28, 2019, the following shareholders owned 5% or more of any class of shares of the Fund:

Class A
Name	Parent Company	Jurisdiction	% of Shares	Record or Beneficial
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	18.90%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	Wachovia Securities Financial Holdings, LLC	DE	16.63%	Record
National Financial Services, LLC 499 Washington Blvd, 4th FL Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	15.07%	Record
LPL Financial LLC 9785 Towne Centre Dr. San Diego, CA 92121-1968	LPL Holdings, Inc.	CA	11.09%	Record

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Class I
Name	Parent Company	Jurisdiction	% of Shares	Record or Beneficial
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	31.02%	Record
National Financial Services, LLC 499 Washington Blvd, 4th FL Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	10.23%	Record
LPL Financial LLC 9785 Towne Centre Dr. San Diego, CA 92121-1968	LPL Holdings, Inc.	CA	8.55%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	Wachovia Securities Financial Holdings, LLC	DE	6.21%	Record

Class C

Name	Parent Company	Jurisdiction	% of Shares	Record or Beneficial
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	Wachovia Securities Financial Holdings, LLC	DE	39.70%	Record
LPL Financial LLC 9785 Towne Centre Dr. San Diego, CA 92121-1968	LPL Holdings, Inc.	CA	10.14%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	4.27%	Record

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law.  The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”).  The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number.  You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity.  Entities are also required to provide additional documentation.  If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.  This information will be verified to ensure the identity of all persons opening an account with the Fund.  The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

OTC transactions may be placed with broker‑dealers if the Adviser is able to obtain best execution (including commissions and price).  Over-the-counter transactions may also be placed directly with principal market makers.  Fixed income securities may be purchased through broker-dealers, provided best execution is available.  Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker.  Purchases may include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

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For the past three fiscal years, the Fund paid the following amount in brokerage commissions:

Aggregate Brokerage Commissions Paid During Fiscal Year Ended November 30
2018	2017	2016
$3,183,444	$1,540,395	$2,590,909

The Fund did not acquire any securities of its regular broker-dealers during the fiscal year ended November 30, 2018 .

The Trust and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940.  The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund.  You may obtain a copy of the Code from the Fund or the Adviser, free of charge, by calling Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).  You may also obtain copies of the Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

 The Adviser, on behalf of the Fund, releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents include the Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  The Adviser and these third party servicing agents may provide portfolio holding information, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, S&P, Thompson Financial and Vickers-Stock (“Rating Agencies”).  Portfolio holdings typically are supplied by the Administrator or Distributor to Rating Agencies by approximately the 5th and 10th day after the end of the month or quarter, as applicable.  The Rating Agencies may review the Fund’s portfolio holdings in order to determine a ranking or rating for the Fund, and they may make the Fund’s top portfolio holdings available on their web sites or the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, nor the Adviser, nor any of their affiliates receive any portion of this fee.  The Administrator provides the Fund’s portfolio holdings to Bloomberg on a daily basis pursuant to a written confidentiality agreement in order for Bloomberg to provide attribution and performance analysis to the Fund’s Adviser.  The Fund also may post its complete portfolio holdings to its web site on a monthly basis.  The information will remain posted on the web site until replaced by the information for the succeeding month.  The Fund’s web site is located at www.maingatefunds.com.

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Portfolio holdings information will be disclosed to any such third parties only if previously filed with the SEC as set forth above or  pursuant to a written confidentiality agreement, reviewed and approved by the Board, and other “conditions of confidentiality,” which include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship, professional ethics), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  To the extent that such third parties are fiduciaries of the Fund, they also will be subject to an independent obligation not to trade on confidential information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Type/Nature of Confidentiality Arrangement
Adviser	Daily	Written Contractual Agreement and Fiduciary Duty under Investment Advisers Act of 1940 and SEC Reg. S-P.
Distributor	Daily	Written Contractual Agreement and SEC Reg. S-P.
Transfer Agent, Fund Accounting Agent, and Administrator	Daily	Written Contractual Agreement and ethical obligations under federal securities laws.
Custodian	Daily	Written Contractual Agreement; and fiduciary obligation under banking regulations.
Auditor	Semi-Annually	Written Contractual Agreement and Ethical obligation under accounting standards.
Legal Counsel	Periodically, as needed	Written Contractual Agreement and Ethical obligations relating to attorney-client privilege under applicable state law.
Printers	Biannually	Written Contractual Agreement. All portfolio information disclosed is at least 30 days old.
Rating Agencies	Monthly/quarterly	Written Contractual Agreement.

 The Board of Trustees has determined that the type and nature of the confidentiality arrangements with the parties as described above are reasonable and adequate to prevent disclosure of the Fund’s portfolio holdings.  The Board has directed the Fund’s service providers to promptly notify the Board in the event that such service provider becomes aware of any material issue relating to disclosure of the Fund’s portfolio holdings.  Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Chief Compliance Officer, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders.  The Adviser and its affiliates are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Any other proposed arrangement pursuant to which the Fund’s portfolio holdings will be disclosed must be submitted in advance to the Trust’s Chief Compliance Offer for his approval, which must be based on a determination that the arrangement is in the best interests of Fund shareholders.  Such disclosure may be made only pursuant to a written confidentiality agreement, which will be provided to the Board for its review and approval.  Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

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DETERMINATION OF NET ASSET VALUE

The price (net asset value) of each class of shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday).  For a description of the methods used to determine the net asset value, see “Determination of Net Asset Value” in the Prospectus.  The Board reserves the right to calculate the NAV per share and adjust the offering price more frequently than once daily if deemed desirable. NAV per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest and Fund’s deferred tax asset, if any, less any applicable valuation allowance) attributable to such class, less all liabilities (including accrued expenses) and the Fund’s deferred tax liability, if any) attributable to such class, by the total number of shares of the class outstanding. Differences in NAVs per share of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the 12b-1 service fees applicable to Class A and Class C shares.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded.  Lacking a closing price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  If market quotations are not readily available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, the security will be valued by the Adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser according to procedures established by the Board of Trustees and under the Board’s ultimate supervision.  Fair valuation also is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations.  Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders.  However, there is no assurance that fair valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

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Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.  In calculating the Fund’s daily NAV in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances.  The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be a return of capital and for any net operating gains.  Any deferred tax liability balance will reduce the Fund’s NAV.  Upon the Fund’s sale of an MLP, the Fund will be liable for previously deferred taxes.  If the Fund is required to sell MLPs to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund will accrue a deferred tax asset balance on a daily basis, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the Fund’s NAV.  To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset.  The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax liability and/or asset balances are estimated based on effective tax rates expected to apply to taxable income in the years such balances are realized.  The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary substantially from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.   From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available.  Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is more than the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

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STATUS AND TAXATION OF THE FUND

Although the Internal Revenue Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not, and is not expected to, meet current tests for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in MLP interests. The regulated investment company tax rules therefore have no application to the Fund or to you as an owner of the Fund’s shares. Consequently, the Fund is taxable as a corporation for federal and state income tax purposes and, thus, will pay federal and state income tax on its taxable income.

The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss and capital loss carryforward amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration

November 30, 2012	$782,951	November 30, 2032
November 30, 2013	1,530,154	November 30, 2033
November 30, 2014	7,977,319	November 30, 2034
November 30, 2015	39,297,898	November 30, 2035
November 30, 2016	62,681,569	November 30, 2036
November 30, 2017	77,956,625	November 30, 2037
November 30, 2018	28,819,796	Indefinite
Total Fiscal Year Ended Net Operating Loss	$219,046,312

Fiscal Year Ended Net Capital Loss	Amount	Expiration

November 30, 2015	$16,220,624	November 30, 2020
November 30, 2016	146,278,454	November 30, 2021
November 30, 2017	18,645,662	November 30, 2022
November 30, 2018	23,077,887	November 30, 2023
Total Fiscal Year Ended Net Capital Loss	$204,222,627

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The net operating loss prior to The Tax Cuts and Jobs Act (“TCJA”) can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032. Any net operating loss arising in tax years ending after December 31, 2017 will have an indefinite carry forward period.

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Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary.  Special rules apply to payouts from Roth and Coverdell Education Savings Accounts.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions.  The Fund’s distributions are taxable to you in the year you receive them.

Under legislation enacted in 2017, TCJA , a new limitation is imposed on interest expense deductions for all taxpayers, including the Fund, if the average annual gross receipts of the taxpayer for the three-year-period ending with the prior tax period exceed $25 million.  The new limitation restricts net business interest expense deductions of an entity to 30% of its “adjusted taxable income,” which generally is taxable income of the Fund computed without regard to business interest expense and business interest income, depreciation and amortization.  Any disallowed interest expense can be carried forward indefinitely to a taxable year of the Fund when its business interest expense does not exceed the 30% limit.  It is unclear whether and how this limitation would apply to activities engaged in by the Fund even if the Fund’s average gross receipts do not exceed $25 million for the applicable period.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning.  Accordingly, prospective investors should consult their own tax Advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212-3958, is custodian of the Fund’s investments and cash.  The custodian acts as the Fund’s depository, safe keeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI, 53202, acts as the transfer agent pursuant to a transfer agency agreement and as the Fund’s fund accountant pursuant to a separate agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts and performs other transfer agent and shareholder service functions.

In addition, USBFS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.  USBFS also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

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For its services as transfer agent, fund accounting agent, and administrator, USBFS receives a monthly fee from the Fund equal to an annual rate based on a percentage of the Fund’s average net assets.  For the fiscal years ended November 30, the Fund paid USBFS for its fund administration services, as follows:

Fiscal Year	Fund Administration Fees Paid
2018	$1,005,892
2017	$1,167,478
2016	$849,210

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2019 .  Cohen & Company, Ltd.  performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the Portfolio Managers to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

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•
Electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•	approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;
•
providing equity-based compensation plans – appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•
corporate voting structure – shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•
shareholder rights plans – shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

            You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at 1-855-MLP-FUND (1-855-657-3863) or by writing to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701.   A copy of the policies will be mailed to you within three days of receipt of your request.  You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov.  The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act, with regard to Class A and Class C shares.  Under the Plan, the Fund pays an annual fee of 0.25% of the average daily net assets of its Class A shares and 1.00% of the average daily net assets of its Class C shares in connection with the promotion and distribution of such shares or the provision of personal services to Class A and Class C shareholders including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts. The Fund may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

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37

Because 12b-1 fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges.  Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different sales charge and 12b-1 fee structure.

The Trustees expect that the Plan will significantly enhance the Fund’s ability to distribute its Class A and Class C shares.  The Plan is a compensation plan, which means that compensation is provided irrespective of actual 12b-1 fees incurred.  The Plan has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan must be approved by a majority of the outstanding Class A or Class C shares of the Fund, as applicable, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

The following table shows the dollar amounts by category allocated to the Fund for distribution related expenses:

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended November 30, 2018

	Class A	Class C
Advertising / Marketing	$0	$0
Printing / Postage	$0	$0
Payment to Distributor	$0	$0
Payment to Dealers	$304,762	$619,207
Compensation to Sales Personnel	$0	$0
Other	$0	$0
Total	$304,762	$619,207

FINANCIAL STATEMENTS

               The financial statements and Report of Independent Registered Public Accounting Firm, included in the Fund’s Annual Report for the fiscal year ended November 30, 2018, filed electronically on February 4, 2019 (File No. 811-22492), are hereby incorporated by reference.

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 Table of Contents - Statement of Additional Information

MAINGATE TRUST
PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)		Agreement and Declaration of Trust – is herein incorporated by reference to Registrant’s Pre-Effective Amendment on Form N-1A filed on November 5, 2010.
(b)		ByLaws – are herein incorporated by reference to Registrant’s Pre-Effective Amendment on Form N-1A filed on November 5, 2010.
(c)		Instruments Defining Rights of Security Holders – None.
(d)		Investment Advisory Agreement – is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-1A filed on March 29, 2012.
(e)		Distribution Agreement – is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
(f)		Bonus or Profit Sharing Contracts – None.
(g)		Custodian Agreement – is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
(h)	(1)	Fund Administration Servicing Agreement is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
	(2)	Fund Accounting Servicing Agreement is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
	(3)	Transfer Agent Servicing Agreement is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
(A) Addendum to Transfer Agent Servicing Agreement is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-1A filed on March 28, 2018.
	(4)	Expense Cap Side Letter is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-1A filed on March 28, 2018.
	(5)	Power of Attorney dated January 10, 2011 is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
	(6)	Vigilant Compliance Services Service Agreement is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-1A filed on March 26, 2014.
	(7)	Vigilant Compliance Services Addendum to Services Agreement is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-1A filed on March 26, 2014.
(i)	(1)	Legal Opinion – is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Omitted Financial Statements – None.
(l)		Initial Capital Agreements – are herein incorporated by reference to Registrant’s Pre-Effective Amendment on Form N-1A filed on February 4, 2011.
(m)	(1)	Rule 12b-1 Plan – Class A Rule 12b-1 Plan is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on February 4, 2011.
	(2)	Rule 12b-1 Plan – Class C Rule 12b-1 Plan is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-1A filed on March 26, 2014.
(n)		Amended and Restated Rule 18f-3 Plan is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-1A filed on March 26, 2014.
(o)		Reserved.
(p)	(1)	Code of Ethics – is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-1A filed on March 29, 2012.
(2)
Code of Ethics for Access Persons of Quasar Distributors, LLC dated March 17, 2014 – is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-1A filed on March 26, 2014.

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “Securities Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

  Item 31.  Business and Other Connections of Investment Adviser

With respect to Chickasaw Capital Management, LLC (the “Adviser”), the response to this Item will be incorporated by reference to the Advisor’s current Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62121).  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolios Trust
Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust

2

Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Anita M. Zagrodnik(1)	Board Member	None
Stephanie J. Fisher	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, WI 53202
Registrant’s Investment Adviser	Chickasaw Capital Management, LLC 6075 Poplar Avenue, Suite 720 Memphis, TN 38119

3

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 17 to its Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee on the 27th day of March, 2019.

MainGate Trust

By: /s/ Matthew G. Mead
Matthew G. Mead
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 17 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Matthew G. Mead	Trustee and President	March 27, 2019
Matthew G. Mead

/s/ Geoffrey P. Mavar	Trustee and Chief Financial Officer	March 27, 2019
Geoffrey P. Mavar

/s/ Robert A. Reed* Robert A. Reed	Trustee	March 27, 2019

/s/ Darrison N. Wharton* Darrison N. Wharton	Trustee	March 27, 2019

/s/ David C. Burns* David C. Burns	Trustee	March 27, 2019

/s/ Marshall K.Gramm* Marshall K.Gramm	Trustee	March 27, 2019

/s/ Barry Samuels* Barry Samuels	Trustee	March 27, 2019

/s/ Moss W. Davis* Moss W. Davis	Trustee	March 27, 2019

By: /s/ Geoffrey P. Mavar
Attorney-in-fact

*Signed pursuant to power of attorney filed in Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on February 4, 2011.

5

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX. 99 (j)

6